UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Tuesday, July 14, 2020, Midwest Holding Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Following the receipt of stockholder approval at the Annual Meeting as described in Item 5.07 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2020, the Company filed an Articles of Amendment of Amended and Restated Articles of Incorporation of the Company on August 10, 2020 that, among other things, changed the total number of shares that the Company is authorized to issue is twenty-two million (22,000,000) shares of Common Stock, of which twenty million (20,000,000) shares are designated as voting common stock, par value $0.001 per share (the “Voting Common Stock”) and two million (2,000,000) shares are designated as the nonvoting common stock, par value $0.001 per share (the “Nonvoting Stock”); and two million (2,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

In addition, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole board. The directors shall be divided into three classes, with the term of office of the first class to expire at the next annual meeting of shareholders, the term of office of the second class to expire at the annual meeting of shareholders one year thereafter and the term of office of the third class to expire at the annual meeting of shareholders two years thereafter. At each annual meeting of shareholders following such initial classification and election, directors elected to success those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election.

The foregoing Articles of Amendment to the Amended and Restated Articles of Incorporation were filed with the Secretary of State of the State of Nebraska on August 5, 2020 and were accepted and effective as of August 10, 2020.

The foregoing description of the Articles of Amendment to the Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits attached hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Articles of Amendment of Amended and Restated Articles of Incorporation of Midwest Holding Inc.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment of Amended and Restated Articles of Incorporation of Midwest Holding Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 14, 2020.

MIDWEST HOLDING INC.

By:	/s/ Mark A. Oliver
Name:	Mark A. Oliver
Title:	President